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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 28, 2006

                                  MEDIACOM LLC
             (Exact name of Registrant as specified in its charter)

        NEW YORK                    333-57285-01                  06-1433421
(State of organization)         (Commission File No.)           (IRS Employer
                                                             Identification No.)

                              100 CRYSTAL RUN ROAD
                           MIDDLETOWN, NEW YORK 10941
                    (Address of principal executive offices)

                  Registrant's telephone number: (845) 695-2600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE.

DISCLOSURE OF AN ITEM IN A PRICING SUPPLEMENT TO A PRELIMINARY OFFERING MEMORANDUM OF MEDIACOM BROADBAND LLC AND MEDIACOM BROADBAND CORPORATION

     Set forth below is an excerpt of an item included in a pricing supplement to a preliminary offering memorandum relating to a proposed offering of senior notes by Mediacom Broadband LLC and Mediacom Broadband Corporation, wholly-owned subsidiaries of Mediacom Communications Corporation. Mediacom LLC (the "Registrant") is a wholly-owned subsidiary of Mediacom Communications Corporation.

     At approximately 3:50 pm (New York City time) on September 28, 2006, Sinclair Broadcasting Group, Inc. exercised its right to deliver notice to us to terminate retransmission of all of its stations effective December 1, 2006. See "Preliminary Offering Memorandum-Risk Factors-Risks Related to Our Business-Our programming costs are increasing, and our business and results of operations will be adversely affected if we cannot pass through part of the additional costs to video subscribers" set forth under the Item 7.01 Regulation FD Disclosure contained in Registrant's Form 8-K filed with the Securities and Exchange Commission on September 28, 2006.

GENERAL

     The senior notes will be offered to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S. The senior notes will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, the senior notes nor shall there be any sale of the senior notes in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

     Any statements in this Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from historical results or those Mediacom LLC anticipates. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the reports and documents Mediacom LLC and files from time to time with the Securities and Exchange Commission. Statements included in this Form 8-K are based upon information known to Mediacom LLC as of the date of this Form 8-K, and Mediacom LLC assumes no obligation to (and expressly disclaims any such obligation to) publicly update or alter its forward-looking statements made in this Form 8-K, whether as a result of new information, future events or otherwise, except as otherwise required by applicable federal securities laws.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2006

                                        MEDIACOM LLC


                                        By: /s/ Mark E. Stephan
                                            ------------------------------------
                                            Mark E. Stephan
                                            Executive Vice President and Chief
                                            Financial Officer